UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:

/ /     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/X/     Definitive Information Statement

                           THE WORLD GOLF LEAGUE, INC.
                           --------------------------
                (Name of Registrant As Specified In Its Charter)

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           THE WORLD GOLF LEAGUE, INC.
                            258 East Altamonte Drive
                        Altamonte Springs, Florida 32701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on January 21, 2004


To the stockholders of The World Golf League, Inc.:

     Notice is hereby given that an annual meeting of stockholders of The World Golf League, Inc. will be held on January 21, 2004 at 10:00 a.m., Eastern Standard Time, at Lake Mary Marriott, 1501 International Parkway, Lake Mary, Florida 32746, telephone 407-995-1100 for the following purposes:

1. To re-elect three Directors. The re-election of Michael S. Pagnano, William Page and King Simmons.

2. To ratify an amendment to our Certificate of Incorporation that was approved by the Board of Directors and majority stockholders via consent to action without a meeting on January 31, 2003 and became effective on February 3, 2003. The Board of Directors recommends that you ratify the approval of the Certificate of Amendment to the Certificate of Incorporation to affect a 2.7:1 forward stock split, to increase the authorized number of our shares of Common Stock from 25,000,000 shares to 50,000,000 shares, and to authorize us to issue 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share that became effective on February 3, 2003.

3. To ratify an amendment to our Certificate of Incorporation that was approved by the Board of Directors and majority stockholders via consent to action without a meeting on March 7, 2003 and became effective on March 11, 2003. The Board of Directors recommends that you ratify a Certificate of Amendment to the Certificate of Incorporation to affect a 10:1 forward stock split and to increase the authorized number of our shares of Common Stock from 50,000,000 shares to 300,000,000 shares that became effective on March 11, 2003.

4. To ratify an amendment to our Certificate of Incorporation that was approved by the Board of Directors and majority stockholders via consent to action without a meeting on October 3, 2003 and became effective on October 8, 2003. The Board of Directors recommends that you ratify a Certificate of Amendment to the Certificate of Incorporation to increase the authorized number of our shares of Common Stock from 300,000,000 shares to 500,000,000 shares that became effective on October 8, 2003.

5. To ratify the Form S-8 Registration Statements, relating to 52,166,667 shares of our Common Stock to be issued pursuant to our 2003 Consultant Services Plan. The officers, as directed by the Board, filed a Form S-8 Registration Statement on July 7, 2003 with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Securities Act"), relating to 34,000,000 shares of our Common Stock (the "Initial Registration Statement"), a Form S-8 Registration Statement on July 24, 2003, relating to an additional 2,166,667 shares of our Common Stock (the "Amendment No. 1 Registration Statement"), and a Form S-8 Registration Statement on August 13, 2003, relating to an additional 16,000,000 shares of our Common Stock (the "Amendment No. 2 Registration Statement"), or in the aggregate, 52,166,667 shares of our Common Stock whereby Common Stock may be issued or acquired pursuant to our 2003 Consultant Services Plan. The Initial Registration Statement, the Amendment No. 1 Registration Statement and the Amendment No. 2 Registration Statement became effective on the date of filing. Collectively, we refer to these registration statements as the "52M Registration Statement."

6. To ratify the adoption of the 2003 Stock Option Plan and the related Form S-8 Registration Statement, relating to 4,000,000 shares of our Common Stock to be issued pursuant to the 2003 Stock Option Plan. The Board of Directors adopted the 2003 Stock Option Plan (the "2003 Plan"). The officers, as directed by the Board, filed a Form S-8 Registration Statement on August 1, 2003 with the SEC under the Securities Act, relating to 4,000,000 shares of Common Stock (the "4M Registration Statement"), whereby Common Stock may be issued or acquired pursuant to the 2003 Plan. The 4M Registration Statement became effective on August 1, 2003. The officers granted Michael S. Pagnano, our President, options to acquire 4,000,000 shares of Common Stock pursuant to the 2003 Plan.

7. To ratify the adoption of the 2003 Non-Qualified Stock Option Plan and the related Form S-8 Registration Statements, relating to 85,000,000 shares of our Common Stock to be issued pursuant to the 2003 Non-Qualified Stock Option Plan. The Board of Directors adopted the 2003 Non-Qualified Stock Option Plan (the "2003 NQSO Plan"). The officers, as directed by the Board, filed a Form S-8 Registration Statement on August 1, 2003 with the SEC under the Securities Act, relating to 35,000,000 shares of Common Stock (the "35M Registration Statement) and a Form S-8 Registration Statement on October 16, 2003, relating to 50,000,000 shares of Common Stock (the "50M Registration Statement"), whereby Common Stock may be issued or acquired pursuant to the 2003 NQSO Plan. The 35M Shares Registration Statement and the 50M Registration Statement became effective on the date that they were filed. Collectively, we refer to these registration statements as the "85M Registration Statement."

8. To ratify the appointment of Ham, Langston & Brezina, LLP of Houston, Texas as the corporation's independent auditors for fiscal year 2003.

9.   To  transact  such  other  business  as may properly come before the Annual
     Meeting.

     Our directors approved the proposals via signed written consent pursuant to
Section 141(f) of the Delaware Code, General Corporation Law ("Delaware Law") and Article II, Section 7 of our Bylaws. A majority of our stockholders approved Proposal 2, Proposal 3 and Proposal 4 via their signed written consent pursuant to Delaware Law, Section 228 and our Bylaws, Article I, Section 8. Our Articles of Incorporation do not limit such written consents. The Company's management, acting on its own behalf, verbally solicited the consents from a majority of our stockholders, and did not solicit consents from other stockholders in any other manner. The Company's management took immediate action pursuant to these consents.

     The Securities and Exchange Commission (the "SEC") Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which we took action pursuant to the stockholders' consents. We were required to send you an information statement on
Schedule 14C, but failed to do so. We are seeking to have these proposals ratified at the Annual Meeting. We are not, however, asking for your vote as a majority of our stockholders have already given their written consent and will give such consent in the manner more fully described in the attached information statement.

Common and preferred stockholders of record on the close of business on December 19, 2003 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.


     By Order of the Board of Directors,


                         /s/  Michael  S.  Pagnano
                         -------------------------
                         Michael  S.  Pagnano
                         President  and  Chairman  of  the  Board  of  Directors

December 19,  2003

                          The World Golf League, Inc.
                            258 East Altamonte Drive
                        Altamonte Springs, Florida 32701


                              INFORMATION STATEMENT
                                December 19, 2003



     This Information Statement is furnished by the Board of Directors of The World Golf League, Inc. (the "Company" or "World Golf") to provide notice of an Annual Meeting of stockholders of World Golf which will be held on January 21, 2004.

     This information statement on Schedule 14C contains information regarding certain transactions that have already occurred. The Company's management has already acted via written consent of the directors and a majority of the stockholders pursuant to Section 141(f) and Section 228, respectively, of the Delaware Code, General Corporation Law ("Delaware Law") and Article II, Section 7 and Article I, Section 8, respectively, of our Bylaws regarding certain of the proposals of this Information Statement. We are seeking to have all of the proposals ratified and/or approved at the Annual Meeting.

     The record date for determining stockholders entitled to receive this Information Statement has been established as 5:00 P.M., the close of business, on December 19, 2003 (the "Record Date"). This Information Statement will be first mailed on or about December 22, 2003 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were outstanding 382,034,944 shares of the Company's common stock, $.001 par value per share (the "Common Stock") and 1,000,000 shares of the Company's preferred stock, $.01 par value per share (the "Series A Preferred Stock"). All of such shareholders are entitled to receive this Information Statement.

     The total voting power of shareholders entitled to vote as of December 19, 2003 is 682,034,944 votes consisting of 382,034,944 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock having 300 votes per share (the "Series A Preferred Stock"). The Directors of the Company own an aggregate of 53,715,529 shares of Common Stock and Mr. Michael Pagnano, one of our Directors, owns 1,000,000 shares of Series A Preferred Stock, or 100% of our Series A Preferred Stock, which is entitled to vote 300,000,000 shares. Together the Directors can vote the shares of common stock and Series A Preferred Stock representing 353,715,529 votes out of 682,034,944 total votes (or 51.9%).

     Our Directors constitute a majority of our shareholders taking into account the Series A Preferred Stock owned by Michael Pagnano and the common stock owned by our Directors. Their presence at the meeting will constitute a quorum. Our Directors, through their ownership of Common Stock and Series A Preferred Stock, will be able to approve the matters presented in this Information Statement. The Company is not soliciting votes from other shareholders as the Directors will be present at the Annual Meeting, have either approved or recommended the proposals set forth herein as Directors, and will vote their shares in favor of such proposals.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than those referred to in this Information Statement.

     The following table sets forth the ownership as of December 19, 2003 of each stockholder know by us to own beneficially more than five percent (5%) of our Common Stock and our Series A Preferred Stock, each Executive Officer, each Director or nominee to become a Director; and all Directors and Executive
Officers  as  a  group.


                                                Name/Address/Position      Amount and Nature     Percent
Title of Class                                   of Beneficial Owner     of Beneficial Owner(1)
--------------                                ----------------------     ----------------------    -------
Common Stock                                  Michael S. Pagnano              350,662,520(2)(3)     51.4%
and                                           10% Owner, President,
Preferred Stock                               Chief Executive Officer,
                                              Chairman of the Board
                                              of Directors


Common Stock                                  William Page                    2,280,851 shares         **
                                              Director                        Direct


Common Stock                                  King Simmons                    772,158 shares           **
                                              Director                        Direct

Common Stock                                  Equity Growth & Management(4)   24,000,000 shares       3.5%



Common Stock                                  All Officers and Directors      353,715,529 shares(3)  51.9%
and                                           as a Group (includes 3
Preferred Stock                               persons)


  **    Less than 1%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days of the date of this Information Statement.

(2) Includes 3,443,151 shares held of record by Maryann R. Pagnano, the wife of Michael S. Pagnano, our chief executive officer.

(3) Includes 1,000,000 shares of Series A Preferred Stock which vote 300,000,000 shares on all stockholder matters.

(4)  Thomas Waite is the beneficial owner of Equity Growth & Management.

     There are no beneficial owners of more than five percent (5%) of our Common Stock and our Series A Preferred Stock aggregated together other than our President, Chief Executive Officer and Chairman of the Board of Directors, Michael S. Pagnano.

     This table is based upon information derived from our stock records.
Unless otherwise indicated, we believe that each of the stockholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.




                                   PROPOSAL 1
                           THE ELECTION OF 3 DIRECTORS

     Three directors are to be elected to serve until the next annual meeting of the shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Michael S. Pagnano, William Page, and King Simmons for reelection as directors (the "Nominees," or individually the "Nominee"). Mr. Pagnano is also currently serving as the President and Chief Executive Officer ("CEO") of the Company. The Board of
Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

WHAT VOTE IS REQUIRED FOR APPROVAL?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will approve all Nominees named above to the Board of Directors. Therefore, no further shareholder approval is sought.

GENERAL INFORMATION REGARDING THE NOMINEES

The following biographical information is furnished with respect to each of the Nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS

     Michael S. Pagnano has served as the Company's Chief Executive Officer and Director since the Company's incorporation on December 27, 1999. Prior thereto, from May 1986 through December 1999, Mr. Pagnano served as the President of Competitive Strategies Corp. Mr. Pagnano received a Bachelors degree in Business Administration from St. Peters College.

     William Page has served as our Director since February 2003. Since 1999, Mr. Page has served as Chairman and Chief Executive Officer of Downstream Environmental. Since 1999, Mr. Page has also served as an angel investor and advisory board member to a variety of companies. From December 1985 through December 1998, Mr. Page served in various capacities for Compaq Computer Corporation which include the following: Vice President, Corporate Planning-October 1995 through December 1998; Vice President, Worldwide Operations Planning-October 1993 through October 1995; and from December 1985 through October 1993 as Director Business Planning, Director Japan Subsidiary, Director Laptop New Product Development, Director Computer Manufacturing Operations, and Manager Production Control and Manufacturing Operations. Mr. Page received a Bachelors degree in Business Administration from Texas A&M University and performed executive studies at Harvard University in Lessons in Leadership.

     King Simmons has served as our Director since February 2003. Mr. Simmons is currently the World Golf League's Georgia licensee and has 10 years of professional golf experience. Mr. Simmons is a PGA Apprentice. He has held various club management positions throughout the southeast. Since 2000, Mr. Simmons has served as the General Manager of Kings Mill and Alfred Tup golf courses in Atlanta.

     Directors are elected annually by the stockholders and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. Executive officers of the Company are elected by the Board of Directors and hold office until their respective successors are elected and qualified.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during fiscal 2002. Based on stockholder filings with the SEC, Michael S. Pagnano along with William Page and King Simmons are subject to
Section  16(a)  filing  requirements.

ATTENDANCE OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2002, the Board of Directors held three formal meetings. Each Director attended all three meetings of the Board of Directors. We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings.

EXECUTIVE COMPENSATION

     Compensation paid to Officers and Directors is set forth in the Summary Compensation Table below. The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.

                           SUMMARY COMPENSATION TABLE

 Name and Position                 Fiscal Year           Salary(1)
 ------------------------         ---------------       -----------
Michael S. Pagnano,                    2003               $180,000
Chief Executive Officer and            2002               $140,000
Director

William Page, Director                 2003               $35,000(2)

King Simmons, Director                 2003               $35,000(2)
James Markovitch, former               2003                None
President, Secretary,                  2002                None
Treasurer and Director

(1) The Company anticipates that the amount listed for fiscal year 2003 for each officer and director or former officer and director will be their compensation for the fiscal year ending December 31, 2003.

(2) William Page and King Simmons each received 1,000,000 shares of the Company's common stock in consideration for services rendered as Directors pursuant to the 2003 NQSO Plan, discussed below in Proposal 6, in lieu of a $35,000 cash payment. The Company will not pay any additional amounts or enter into any other arrangements regarding the compensation of Directors.

                                   PROPOSAL 2
        RATIFICATION OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

Our Directors, which constitute a majority of our shareholders, will ratify an amendment of our Certificate of Incorporation to affect a 2.7:1 forward stock split, to increase the number of shares of our Common Stock that the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares, and to authorize the Company to issue 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share. The Certificate of Amendment of Certificate of Incorporation, that became effective when filed with the Secretary of State of the State of Delaware on February 3, 2003, is attached hereto as Appendix A.

WHAT IS THE PURPOSE OF THE AMENDMENT?

The forward stock split was intended to assist us in creating a market for our Common Stock. The principal purpose for the additional shares of Common Stock and the authorization of preferred stock is to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners or to attract, retain and motivate key employees.

The Board of Directors and a majority of our stockholders believed that it was in our best interest to increase the number of authorized shares of Common Stock and to authorize the Board to issue "blank check" preferred stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a Special Meeting of stockholders. The Board of Directors and a majority of our stockholders believed that the availability of such shares would provide us with the flexibility to issue Common Stock and preferred stock for proper corporate purposes.

HOW DID THE AUTHORITY TO ISSUE "BLANK CHECK" PREFERRED STOCK AFFECT MY VOTING RIGHTS?

The authority to issue "blank check" preferred stock decreased your voting rights. Our Board of Directors approved a Designation of Series A Preferred Stock. The Designation, attached hereto as Appendix B, established a series of 1,000,000 redeemable, non-convertible shares of preferred stock, $.01 par value per share (the "Series A Preferred Stock"). Each share of Series A Preferred Stock is entitled to three hundred (300) votes and, with respect to liquidation, dissolution or winding up, ranks senior to the Common Stock. The holders of our Series A Preferred Stock, voting separately as a class, have the right to elect one (1) director to serve on our Board of Directors. On September 26, 2003, the Board of Directors, believing it to be in the best interest of the Company, issued 1,000,000 shares (or 100%) of the Series A Preferred Stock to Michael S. Pagnano, our President and Chief Executive Officer. Furthermore, Mr. Pagnano along with the Directors will be able to approve or ratify the matters presented in this Information Statement including the ratification of this Proposal 2.

WHEN WERE YOU REQUIRED TO PROVIDE ME WITH INFORMATION CONCERNING THIS PROPOSAL?

Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took action pursuant to stockholders' consent. Our directors approved this Proposal 2 on January 31, 2003 via signed written consent pursuant to Section 141(f) of the Delaware Code, General Corporation Law ("Delaware Law") and Article II, Section 7 of our Bylaws. A majority of our stockholders also approved this proposal on that same day via their signed written consent pursuant to Delaware Law, Section 228 and our Bylaws, Article I, Section 8. Our Articles of Incorporation do not limit such written consents. Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders. Our management took immediate action pursuant to these consents. We are seeking to have this proposal ratified at the Annual Meeting.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the amendment of our Certificate of Incorporation which affects a 2.7:1 forward stock split, and authorizes us to issue 50,000,000 shares of Common Stock and 10,000,000 shares of "blank check" preferred stock. Therefore, no further shareholder approval is sought.

                                   PROPOSAL 3
        RATIFICATION OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

Our Directors, which constitute a majority of our shareholders, will ratify an amendment of our Certificate of Incorporation to affect a 10:1 forward stock split and to increase the number of shares of our Common Stock that we are authorized to issue from 50,000,000 shares to 300,000,000 shares. The Certificate of Amendment of Certificate of Incorporation, that became effective when filed with the Secretary of State of the State of Delaware on March 11, 2003, is attached hereto as Appendix C.

WHAT IS THE PURPOSE OF THE AMENDMENT?

The principal purpose for the additional shares of Common Stock is to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners.

The Board of Directors and a majority of our stockholders believed that it was in our best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a Special Meeting of stockholders. The Board of Directors and a majority of our stockholders believed that the availability of such shares would provide us with the flexibility to issue Common Stock for proper corporate purposes.

WHEN WERE YOU REQUIRED TO PROVIDE ME WITH INFORMATION CONCERNING THIS PROPOSAL?

Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took action pursuant to stockholders' consent. Our directors approved this Proposal 3 on March 7, 2003 via signed written consent pursuant to Section 141(f) of the Delaware Code, General Corporation Law ("Delaware Law") and Article II, Section 7 of our Bylaws. A majority of our stockholders also approved this proposal on that same day via their signed written consent pursuant to Delaware Law, Section 228 and our Bylaws, Article I, Section 8. Our Articles of Incorporation do not limit such written consents. Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders. Our management took immediate action pursuant to these consents. We are seeking to have this proposal ratified at the Annual Meeting.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the amendment of our Certificate of Incorporation which affects a 10:1 forward stock split and authorizes us to issue 300,000,000 shares of Common Stock. Therefore, no further shareholder approval is sought.



                                   PROPOSAL 4
        RATIFICATION OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

Our Directors, which constitute a majority of our shareholders, will ratify an amendment of our Certificate of Incorporation to increase the number of shares of our Common Stock that we are authorized to issue from 300,000,000 shares to 500,000,000 shares. The Certificate of Amendment of Certificate of Incorporation, that became effective when filed with the Secretary of State of the State of Delaware on October 8, 2003, is attached hereto as Appendix D.

WHAT IS THE PURPOSE OF THE AMENDMENT?

We were authorized to issue 300,000,000 shares of common stock. In order to properly set the authorized number of shares, our Board of Directors and majority stockholder have considered the number of outstanding shares, and a sufficient reserve of authorized stock to effect ordinary transactions in the future. The principal purpose for the additional shares of Common Stock is to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners.

The Board of Directors and majority stockholder believed that it was in our best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a Special Meeting of stockholders. The Board of Directors and majority stockholder believed that the availability of such shares would provide us with the flexibility to issue Common Stock for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee and consultant benefit plans. Our Board of Directors does not intend to authorize the issuance of any such shares, except upon terms the Board of Directors deems to be in our best interests.

WHEN WERE YOU REQUIRED TO PROVIDE ME WITH INFORMATION CONCERNING THIS PROPOSAL?

Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took action pursuant to stockholders' consent. Our directors approved this Proposal 4 on October 3, 2003 via signed written consent pursuant to Section 141(f) of the Delaware Code, General Corporation Law ("Delaware Law") and Article II, Section 7 of our Bylaws. A majority of our stockholders also approved this proposal on that same day via their signed written consent pursuant to Delaware Law, Section 228 and our Bylaws, Article I, Section 8. Our Articles of Incorporation do not limit such written consents. Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders. Our management took immediate action pursuant to these consents. We are seeking to have this proposal ratified at the Annual Meeting.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the amendment of our Certificate of Incorporation which authorizes us to issue 500,000,000 shares of Common Stock. Therefore, no further shareholder approval is sought.


                                   PROPOSAL 5
                 RATIFICATION OF THE 52M REGISTRATION STATEMENT

     On July 7, 2003, the officers filed a Form S-8 Registration Statement with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Securities Act"), relating to 34,000,000 shares of our common stock, $.001 par value per share (the "Common Stock"), to be issued pursuant to our 2003 Consultant Services Plan (the "Initial Registration Statement"). On July 24, 2003, the officers filed an Amendment No. 1 to Form S-8 Registration Statement, relating to an additional 2,166,667 shares of our Common Stock (the "Amendment No. 1 Registration Statement"). On August 13, 2003, the officers filed an Amendment No. 2 to Form S-8 Registration Statement, relating to an additional 16,000,000 shares of our Common Stock (the "Amendment No. 2 Registration Statement"). We collectively refer to the Initial Registration Statement, the Amendment No. 1 Registration Statement and the Amendment No. 2 Registration Statement as the "52M Registration Statement," which in the aggregate relates to 52,166,667 shares of our Common Stock. The officers, as directed by the Board of Directors, issued 51,537,691 shares of Common Stock pursuant to certain Consultant Services Agreements.

WHAT IS THE PURPOSE OF 52M REGISTRATION STATEMENT?

The purpose of the 52M Registration Statement is to provide free-trading shares of our Common Stock to our Consultants who acquired shares of our Common Stock pursuant to our 2003 Consultant Services Plan.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the Initial Registration Statement, the Amendment No. 1 Registration Statement and the Amendment No. 2 Registration Statement, which in the aggregate relate to 52,166,667 shares of our Common Stock. Therefore, no further shareholder approval is sought.

                                   PROPOSAL 6
         RATIFICATION OF THE ADOPTION OF THE 2003 STOCK OPTION PLAN AND
                      THE RELATED 4M REGISTRATION STATEMENT

     In July 2003, the Board of Directors adopted the 2003 Stock Option Plan effective July 30, 2003 (the "2003 Plan"), subject to ratification. Generally, each option granted under the plan is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The total number of shares of our Common Stock with respect to which options may be granted under the 2003 Plan is 4,000,000 shares of Common Stock. The Board of Directors may amend the 2003 Plan from time to time as it deems desirable.

     The officers of the Company filed the 4M Registration Statement on August 1, 2003 with the SEC, relating to 4,000,000 shares of our Common Stock which became effective on the date of filing. The Board of Directors, believing it to be in the Company's best interest, granted Michael S. Pagnano, our CEO, the right to acquire 4,000,000 shares of Common Stock pursuant to the 2003 Plan at $.051 per share. Mr. Pagnano exercised part of the option and acquired 2,700,000 shares of Common Stock. Mr. Pagnano has the right to acquire 1,300,000 shares of Common Stock pursuant to the 2003 Plan at $.051 per share.

WHAT IS THE PURPOSE OF THE 2003 PLAN AND THE RELATED REGISTRATION STATEMENT?

The purpose of the 2003 Plan is to enable the Company and its subsidiaries to compete successfully in attracting, motivating and retaining employees with outstanding abilities by making it possible for them to purchase shares of our Common Stock on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and its subsidiaries and to encourage them to remain in the employ of the Company or one or more of its subsidiaries.

The purpose of the 4M Registration Statement was to provide free-trading shares of our Common Stock to employees who have acquired or who will acquire shares of our Common Stock through the exercise of options granted under the 2003 Plan.

WHAT VOTE IS REQUIRED FOR APPROVAL AND RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the adoption of the 2003 Plan and the related 4M Registration Statement relating to 4,000,000 shares of our Common Stock. The proposal was approved by a majority of the disinterested Directors. Although Mr. Pagnano is an interested shareholder, he will vote his Common Stock and Series A preferred Stock "for" the ratification. Therefore, no further shareholder approval is sought.

                                   PROPOSAL 7
  RATIFICATION OF THE ADOPTION OF THE 2003 NON-QUALIFIED STOCK OPTION PLAN AND
                     THE RELATED 85M REGISTRATION STATEMENT

     On July 31, 2003, the Board of Directors adopted the 2003 Non-Qualified Stock Option Plan effective July 31, 2003, which was amended on October 14, 2003 (the "2003 NQSO Plan"). The 2003 NQSO Plan permits the Board of Directors to grant options ("Options"), awards of stock ("Awards") or opportunities to make direct purchases of stock in the Company ("Purchases"). Generally, Options, Awards or Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company, except where disallowed under Rule 16b-3 of the Exchange Act.

     The Board of Directors is authorized to administer the 2003 NQSO Plan. The Board of Directors may, in its sole discretion, grant Options and Awards and authorize Purchases. The total number of shares of our Common Stock with respect to which the Board of Directors may grant Options and Awards or authorize Purchases is 85,000,000 shares of our Common Stock. The Board or Directors may at any time, and from time to time, amend the 2003 NQSO Plan except as otherwise expressly provided for therein.

     On August 1, 2003, the officers filed a Form S-8 Registration Statement with the SEC under the Securities Act, relating to 35,000,000 shares of our Common Stock, to be issued pursuant to the 2003 NQSO Plan (the "35M Registration Statement"). On October 16, 2003, the officers filed an Amendment No. 1 to Form S-8 Registration Statement, relating to an additional 50,000,000 shares of our Common Stock (the "50M Registration Statement"). These registration statements became effective on the date that they were filed. We collectively refer to the 35M Registration Statement and the 50M Registration Statement as the "85M Registration Statement," which in the aggregate relates to 85,000,000 shares of our Common Stock.

     The Board of Directors, believing it to be in the Company's best interest, granted 1,000,000 shares to William Page and 1,000,000 shares to King Simmons pursuant to the 2003 NQSO Plan in lieu of a $35,000 cash payment to each for the performance of services as Director for fiscal year 2003.

WHAT IS THE PURPOSE OF 2003 NQSO PLAN AND THE RELATED 85M REGISTRATION
STATEMENT?

The purpose of the 2003 NQSO Plan is to promote the financial success and interests of the Company and materially increase shareholder value by giving incentives to officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company through providing opportunities to acquire stock of the Company.

The purpose of the 85M Registration Statement is to provide free-trading shares of our Common Stock to employees, officers or directors of, or consultants or advisors to the Company who acquire shares of our Common Stock through the grant of Options or Awards or the authorization of Purchases under the 2003 NQSO Plan.

WHAT VOTE IS REQUIRED FOR APPROVAL AND RATIFICATION?

Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the adoption of the 2003 NQSO Plan and the related 85M Registration Statement, relating to 85,000,000 shares of our Common Stock. The proposal was approved by a majority of the disinterested Directors. Although Messrs. Page and Simmons are interested shareholders, they will vote their Common Stock "for" the ratification. Therefore, no further shareholder approval is sought.

                                   PROPOSAL 8
         RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP
                           AS OUR INDEPENDENT AUDITORS

     The  Board  of  Directors  has  selected  Ham,  Langston  & Brezina, LLP of
Houston, Texas ("Ham, Langston & Brezina), as our independent auditors for the fiscal year 2003 and recommends that the shareholders vote for ratification of such appointment.

     The Company does not anticipate a representative from Ham, Langston & Brezina to be present at the Annual Meeting. In the event that a representative of Ham, Langston & Brezina is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

     From the date of its incorporation on September 29, 1998 to May 20, 2003, the firm of Parker & Co., Chartered Accountants, a Professional Accountancy Corporation ("Parker") served as the Company's auditors. Effective May 20, 2003, the Board of Directors of the Company approved a change of accountants. On May 20, 2003, management of the Company dismissed Parker. On June 4, 2003, the Board of Directors engaged Ham, Langston & Brezina as its independent public accountants to audit its financial statements for the fiscal year ending December 31, 2003, and to review the quarterly financial statements related thereto. At no time had the Company previously consulted Ham, Langston & Brezina regarding any accounting matters. The Company is completely satisfied with the work performed by Parker; this change is being made due to a change in control of the Company.

     During the period of engagement of Parker, there were no disagreements between the Company and Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Parker) would have caused Parker to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for the fiscal years ended December 31, 2001, and 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Company's ability to continue as a going concern.

     The Company requested Parker to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Parker agrees with the above statements, which letter was attached to the filing filed on Form 8-K on May 30, 2003.

AUDIT  FEES

     The aggregate fees billed by Ham, Langston & Brezina, LLP for professional services rendered for the audit of the years ended December 31, 2001 and December 31, 2002, the review of the Company's financial statements for the quarters ended March 31, 2003 and June 30, 2003, and the pro formas were $16,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     Ham, Langston & Brezina and Parker did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2002. Neither Ham, Langston & Brezina nor Parker has rendered any such services as of the September 30, 2003.

ALL  OTHER  FEES

     There were no fees billed by Ham, Langston & Brezina, LLP or Parker & Co. other than those fees discussed in Audit Fees.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

 Our Directors, which constitute a majority of our shareholders, voting their ownership of Common Stock and Series A Preferred Stock, will ratify the appointment of Ham, Langston & Brezina, LLP as independent auditors of the Company.


                                   PROPOSAL 9
                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others.


                            BY  ORDER  OF  THE  BOARD  OF  DIRECTORS  OF
                            THE  WORLD  GOLF  LEAGUE,  INC.


                           /s/  Michael  S.  Pagnano
                           -------------------------
                           Michael  S.  Pagnano
                           President  and  Chairman  of  the  Board

December 19, 2003

                                   APPENDIX A

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                            NOVUS LABORATORIES, INC.
                           (Pursuant to Section 242 of
                      the Delaware General Corporation Law)

     The undersigned, Alon Friedlander, President and Secretary of Novus Laboratories, Inc., (the Company) and existing under the laws of the State of Delaware does hereby certify that:

     1. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242(a)(1) of the General Corporation Law of the State of Delaware, in Article First thereof by the substitution of the following provision:

                      The name of the Corporation shall be:
                          THE WORLD GOLF LEAGUE, INC.

     2. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242(a)(I) of the General Corporation Law of the State of Delaware, in Article Forth to reflect a 2.7:1 forward stock split, increase the authorized shares of common stock to 50,000,000 shares of common stock and reauthorize the par value at $.001 per share, and authorize 10,000,000 shares of preferred stock with par value of $.001 per share as follows:

     ARTICLE FOURTH should read as follows:

     The total number of shares of stock which this corporation is authorized to issue is:

    Sixty Million (60,000,000), consisting of 50,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

     The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.


     3. The foregoing Amendments to the Certificate of Incorporation were authorized by the Board of Directors and duly adopted by consent action by the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 31st day of January, 2003 and DO HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.



/s/ Alon Friedlander
--------------------
Alon Friedlander,
President and Secretary

                                   APPENDIX B

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                           THE WORLD GOLF LEAGUE, INC.

                   ESTABLISHING THE DESIGNATIONS, PREFERENCES,

                     LIMITATIONS AND RELATIVE RIGHTS OF ITS

                            SERIES A PREFERRED STOCK


     Pursuant to Section 151 of the Delaware General Corporation Law, The World Golf League, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Company"),

     DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the Delaware General Corporation Law, the Board of Directors, by unanimous written consent of all members of the Board of Directors on September ___, 2003, duly adopted a resolution providing for the issuance of a series of 1,000,000 shares of Series A Preferred Stock, which resolution is and reads as follows:

     RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors of The World Golf League, Inc. (the "Company") by the provisions of the Certificate of Incorporation of the Company, as amended, a series of the preferred stock, par value $.01 per share, of the Company be, and it hereby is, established; and

     FURTHER RESOLVED, that the series of preferred stock of the Company be, and it hereby is, given the distinctive designation of "Series A Preferred Stock"; and

     FURTHER RESOLVED, that the Series A Preferred Stock shall consist of 1,000,000 shares; and

     FURTHER RESOLVED, that the Series A Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below:

     Section 1. DESIGNATION OF SERIES; RANK. The shares of such series shall be designated as the "Series A Preferred Stock" (the "Preferred Stock") and the number of shares initially constituting such series shall be up to 1,000,000. The Preferred Stock, with respect to distributions upon liquidation, dissolution or winding up, ranks (i) junior to any series of preferred stock of the Company the terms of which specifically provide that such series ranks senior to the Preferred Stock (the "Senior Stock"), (ii) PARI PASSU with any other series of preferred stock of the Company the terms of which specifically provide that such series ranks PARI PASSU with the Preferred Stock (the "Parity Stock") and (iii) senior to the common stock, par value $.01 per share, of the Company ("Common Stock") and any series of preferred stock the terms of which specifically provide that such series ranks junior and subordinate to the preferred Stock
(the "Junior Stock"). So long as any shares of Preferred Stock remain outstanding, the Company's Certificate of Incorporation shall specify that any other class or series of stock issued, other than Common Stock, is either Senior Stock, Parity Stock or Junior Stock. The Preferred Stock shall be subject to the creation of Senior Stock, Parity Stock and Junior Stock.

     Section 2. DIVIDENDS. The holders of Preferred Stock shall not be entitled to receive any dividends paid on the Common Stock.

     Section  3.  LIQUIDATION  PREFERENCE

     3.1 DISTRIBUTION AMOUNT. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Preferred Stock are not entitled to receive out of the assets of the Company available for distribution to shareholders any distribution of assets. Neither a consolidation, merger or other business combination of the Company with or into another corporation or other entity nor a sale, lease, or exchange or transfer of all or part of the Company's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Company.

     Section  4.  VOTING.

     4.1 VOTING RIGHTS. The holders of the Preferred Stock will have no voting rights except as described in this Section 4 or as required by law. In exercising any such vote, each outstanding share of Preferred Stock will be entitled to three hundred (300) votes, excluding shares held by the Company or any entity controlled by the Company, which shares shall have no voting rights.

     4.2 ELECTION OF DIRECTORS. For so long as any shares of the Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have the right to elect one director to serve on the Company's Board of Directors. The Company shall cause to be nominated as a candidate for such director position any person that, at least 60 calendar days before any meeting (i) is designated in writing by a holder of Preferred Stock, (ii) who agrees in writing to serve if elected and (iii) who provides the Company with a reasonable description of his personal and business background and qualifications to serve as a director of the Company; PROVIDED, HOWEVER, that the Company may refuse to cause any person to be so nominated if, based on a review of such person's qualifications, the Board of Directors reasonably concludes that such person is unfit to serve as director of the Company. From and after such appointment (i) such director shall serve until the next annual meeting of the shareholders of the Company and until his successor has been elected and qualifies and (ii) at each annual meeting of the shareholders of the Company, the Preferred Stock, voting as a single class, shall be entitled to elect one director of the Company. Cumulative voting by holders of Preferred Stock is prohibited. Any vacancy on the Board of Directors caused by the death or resignation of a director so elected or appointed shall be filled at the next annual meeting of the shareholders of the Company, PROVIDED, HOWEVER, that the Board of Directors shall promptly appoint to fill such vacancy any qualified person designated in writing by the holders of more than 50% of the then outstanding Preferred Stock. The term of office of the director designated by the holders of the Preferred Stock will terminate immediately upon there being no shares of Preferred Stock remaining outstanding.

     4.3 AMENDMENTS TO ARTICLES AND BYLAWS. So long as Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the certificate of incorporation or the bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Preferred Stock or (ii) effect any reclassification of the Preferred Stock.

     4.4 AMENDMENT OF RIGHTS OF PREFERRED STOCK. The Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Preferred Stock, amend, alter or repeal any provision of this Statement of Designations, PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the holders of shares of Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of preferred Stock.

     Section  5.  REDEMPTION

     5.1  OPTIONAL  REDEMPTION.

          (a) The Company shall have the right to redeem any or all of the outstanding shares of preferred Stock at a per share redemption price (the "Redemption Price") equal to $.05 per share and an aggregate of Fifty Thousand Dollars ($50,000.00).

          (b)  No  sinking  fund  shall  be established for the preferred Stock.

          (c) Notice of any proposed redemption of shares of preferred Stock shall be mailed by means of first class mail, postage prepaid, addressed to the holders of record of the shares of preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Company, at least 20, but not more then 60 days before the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date, (ii) the Redemption Price, (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price and (iv) the number of shares, and the class or series of, Preferred Stock to be redeemed. Any notice mailed in such manner shall be conclusively deemed to have been duly given when mailed whether or not such notice is in fact received. If less than all the outstanding shares of Preferred Stock are to be redeemed, the Company will select those to be redeemed PRO RATA, by lot or in such other manner determined by the Board of Directors. In order to facilitate the redemption of the shares of Preferred Stock, the Board of Directors may fix a record date for determination of holders of Preferred Stock to be redeemed, which date shall not be more than 60 and less than 10 days before the Redemption Date with respect thereto.

          (d) The holder of any shares of preferred Stock that are redeemed shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of preferred Stock, and (ii) transfer instrument(s) satisfactory to the Company and sufficient to transfer such shares of preferred Stock to the Company free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Preferred Stock after its Redemption Date.

          (e) At the close of business on the Redemption Date for any share of preferred Stock to be redeemed, such share shall (provided the Redemption Price of such share has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Company in such share shall be extinguished on the Redemption Date for such share except for the right to receive the Redemption Price, without interest, for such share in accordance with the provisions of this Section 5, subject to applicable escheat laws.

          (f) If any shares of preferred Stock shall be converted into Common Stock pursuant to Section 6, then (i) the Company shall not have the right to redeem such shares, and (ii) any funds that shall be been deposited for the payment of the Redemption Price for such shares shall be returned to the Company immediately after such conversion.

     5.2 NO MANDATORY REDEMPTION. Except as expressly set forth herein, no holder of Preferred Stock shall have any right to require the Company to redeem any or all of the shares of Preferred Stock.

     Section  6.  CONVERSION  RIGHTS

     6.1  CONVERSION.
     The  Preferred  Stock  is  not  convertible.

     Section  7.  STATUS  OF  REACQUIRED  SHARES  OF  PREFERRED STOCK. Shares of
Preferred Stock issued and reacquired by the Company shall not be reissued by the Company as shares of Preferred Stock but shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, subject to later issuance.

     Section 8. PREEMPTIVE RIGHTS. The holders of shares of Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.

     Section 9. NOTICES. Any notice required hereby to be given to the holders of shares of preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

IN WITNESS WHEREOF, the Company has caused this statement to be duly executed by its President this _____ day of September, 2003.

     THE WORLD GOLF LEAGUE, INC.


     By:
     --------------------------------------
     Michael S. Pagnano, President

                                   APPENDIX C

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                           THE WORLD GOLF LEAGUE, INC.
                           (Pursuant to Section 242 of
                      the Delaware General Corporation Law)

   The undersigned, Michael S. Pagnano, President of The World Golf League, Inc., (the Company) and existing under the laws of the State of Delaware does hereby certify that:

     1. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242(a)(1) of the General Corporation Law of the State of Delaware, in Article Forth to reflect a 10:1 forward stock split, increase the authorized shares of common stock to 300,000,000 shares of common stock and reauthorize the par value at $.001 per share, and authorize 10,000,000 shares of preferred stock with par value of $.001 per share as follows:

     ARTICLE FOURTH should read as follows:

     The total number of shares of stock which this corporation is authorized to issue is:

     Three Hundred Ten Million (310,000,000), consisting of 300,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

     The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.


     2. The foregoing Amendments to the Certificate of Incorporation were authorized by the Board of Directors and duly adopted by consent action by the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 11th day of March, 2003 and DOES HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.

/s/ Michael S. Pagnano
-------------------------------------
Michael S. Pagnano,
President

                                   APPENDIX D

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                           THE WORLD GOLF LEAGUE, INC.
                           (Pursuant to Section 242 of
                      the Delaware General Corporation Law)

   The undersigned, Michael S. Pagnano, President of The World Golf League, Inc., (the Company) and existing under the laws of the State of Delaware does hereby certify that:

     1. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242(a)(1) of the General Corporation Law of the State of Delaware, in Article Forth to increase the authorized shares of common stock to 500,000,000 shares of common stock and reauthorize the par value at $.001 per share, and reauthorize 10,000,000 shares of preferred stock with par value of $.001 per share as follows:

     ARTICLE FOURTH should read as follows:

     The total number of shares of stock which this corporation is authorized to issue is:

    Five Hundred Ten Million (510,000,000), consisting of 500,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

     The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.


     2. The foregoing Amendments to the Certificate of Incorporation were authorized by the Board of Directors and duly adopted by consent action by the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 3rd day of October, 2003 and DOES HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.

/s/ Michael S. Pagnano
---------------------------
Michael S. Pagnano,
President